Exhibit 32-b

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

RULE 13a-14(b) UNDER THE EXCHANGE ACT AND 18 U.S.C. SECTION 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

As required by Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, I, James D. Donlon, III, hereby certify that:

1.	The Quarterly Report of ArvinMeritor, Inc. on Form 10-Q for the quarterly period ended July 1, 2007 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

2.	The information contained in that report fairly presents, in all material respects, the financial condition and results of operations of ArvinMeritor, Inc.

/s/ James D. Donlon, III

James D. Donlon, III

Senior Vice President and

Chief Financial Officer

Date: July 30, 2007